UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2011

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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(a) At the annual meeting of stockholders, on May 19, 2011 (“Annual Meeting”), the stockholders of The Williams Companies, Inc. (the “Company”) voted on the matters set forth below.

(b) 1. The nominees for election to the Board of Directors were elected, each for a one year term expiring in 2012, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non Votes
Alan S. Armstrong	392,503,981	6,526,063	491,828	90,117,292
Joseph R. Cleveland	392,270,805	6,695,841	554,799	90,117,292
Juanita H. Hinshaw	391,224,587	6,998,815	1,298,469	90,117,292
Frank T. MacInnis	389,696,961	8,513,707	1,311,204	90,117,292
Janice D. Stoney	390,368,868	8,670,880	482,124	90,117,292
Laura A. Sugg	396,874,944	2,419,320	497,607	90,117,292

Irl F. Engelhardt, William E. Green and George A. Lorch, Class II directors, continued as directors for terms expiring at the annual meeting of stockholders in 2012 and Kathleen B. Cooper, William R. Granberry and William G. Lowrie, Class III directors, continued as directors for terms expiring at the annual meeting of stockholders in 2013.

2. The proposal to ratify the appointment of Ernst & Young LLP as our independent auditors for 2011 was approved based on the following votes:

Votes For	484,964,731
Votes Against	3,958,258
Abstention	716,175

There were no broker non votes for this item

3. The proposal relating to the advisory vote on executive compensation was approved based on the following votes:

Votes For	382,689,409
Votes Against	15,358,760
Abstention	1,473,618
Broker Non Votes	90,117,292

4. By the following vote, the shareholders voted, on an advisory basis, to hold future advisory votes on executive compensation on an annual basis:

One Year	357,137,000
Two Years	10,048,081
Three Years	31,050,652
Abstention	1,205,445
Broker Non Votes	90,117,292

(d) Consistent with a majority of the votes cast with respect to the frequency of the advisory vote on executive compensation at the Annual Meeting, the Board of Directors has determined to hold a shareholder advisory vote on the Company’s executive compensation annually, until the next vote on the frequency of future shareholder advisory votes on the Company’s executive compensation, which is currently required to occur no later than the Company’s 2017 annual meeting of stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

May 24, 2011	By:	/s/ La Fleur C. Browne

Name: La Fleur C. Browne
Title: Assistant General Counsel and Corporate Secretary